Exhibit 99.1

AMERISOURCEBERGEN CORPORATION

RECONCILIATION OF CONTINUING OPERATIONS (GAAP) TO ADJUSTED CONTINUING OPERATIONS (NON-GAAP)

(dollars in thousands, except per share data)

(unaudited)

	Three Months Ended December 31, 2012
	GAAP	Gain on Antitrust Litigation Settlements	LIFO Expense	Acquisition Related Intangibles Amortization	Warrant Expense	Employee Severance, Litigation and Other	Adjusted Non-GAAP

Revenue	$21,059,811	$—	$—	$—	$—	$—	$21,059,811
Cost of goods sold	20,398,983	12,308	(1,167)	—	—	—	20,410,124
Gross profit	660,828	(12,308)	1,167	—	—	—	649,687
Operating expenses	361,388	—	—	(6,099)	—	(2,004)	353,285
Operating income	299,440	(12,308)	1,167	6,099	—	2,004	296,402
Other income	(23)	—	—	—	—	—	(23)
Interest expense, net	18,525	—	—	—	—	—	18,525
Income before income taxes	280,938	(12,308)	1,167	6,099	—	2,004	277,900
Income taxes	106,317	(4,658)	444	2,308	—	758	105,169
Income from continuing operations	$174,621	$(7,650)	$723	$3,791	$—	$1,246	$172,731

Diluted earnings per share from continuing operations	$0.74	$(0.03)	$—	$0.02	$—	$0.01	$0.73

Diluted weighted average common shares outstanding	235,992	235,992	235,992	235,992	235,992	235,992	235,992

Operating Margins:

Gross Profit	3.14%						3.08%
Operating Expenses	1.72%						1.68%
Operating Income	1.42%						1.41%

AMERISOURCEBERGEN CORPORATION

RECONCILIATION OF CONTINUING OPERATIONS (GAAP) TO ADJUSTED CONTINUING OPERATIONS (NON-GAAP)

(dollars in thousands, except per share data)

(unaudited)

	Three Months Ended March 31, 2013
	GAAP	Gain on Antitrust Litigation Settlements	LIFO Credit	Acquisition Related Intangibles Amortization	Warrant Expense [2]	Employee Severance, Litigation and Other	Adjusted Non-GAAP

Revenue	$20,523,668	$—	$—	$—	$—	$—	$20,523,668
Cost of goods sold	19,806,679	3,456	215	—	—	—	19,810,350
Gross profit	716,989	(3,456)	(215)	—	—	—	713,318
Operating expenses	366,866	—	—	(6,098)	(3,761)	299	357,306
Operating income	350,123	(3,456)	(215)	6,098	3,761	(299)	356,012
Other loss	749	—	—	—	—	—	749
Interest expense, net	18,510	—	—	—	—	—	18,510
Income before income taxes	330,864	(3,456)	(215)	6,098	3,761	(299)	336,753
Income taxes [1]	126,721	(1,320)	(82)	2,330	1,130	(114)	128,665
Income from continuing operations	$204,143	$(2,136)	$(133)	$3,768	$2,631	$(185)	$208,088

Diluted earnings per share from continuing operations	$0.87	$(0.01)	$—	$0.02	$0.01	$—	$0.89

Diluted weighted average common shares outstanding	234,587	234,587	234,587	234,587	234,587	234,587	234,587

Operating Margins:

Gross Profit	3.49%						3.48%
Operating Expenses	1.79%						1.74%
Operating Income	1.71%						1.73%

1 The income tax rate applicable to warrant expense is lower than our normal income tax rate as a portion of the warrant expense is not tax deductible.  The income tax rate on warrant expense will vary by quarter depending upon the expected quarterly changes in the fair value of the warrants.

2 Expense related to common stock warrants issued to Walgreens and Alliance Boots in connection with the March 18, 2013 agreements and arrangements.

AMERISOURCEBERGEN CORPORATION

RECONCILIATION OF CONTINUING OPERATIONS (GAAP) TO ADJUSTED CONTINUING OPERATIONS (NON-GAAP)

(dollars in thousands, except per share data)

(unaudited)

	Three Months Ended June 30, 2013
	GAAP	Gain on Antitrust Litigation Settlements	LIFO Expense	Acquisition Related Intangibles Amortization	Warrant Expense	Employee Severance, Litigation and Other [2]	Adjusted Non-GAAP

Revenue	$21,906,648	$—	$—	$—	$—	$—	$21,906,648
Cost of goods sold	21,344,198	5,984	(122,077)	—	—	—	21,228,105
Gross profit	562,450	(5,984)	122,077	—	—	—	678,543
Operating expenses	427,804	—	—	(6,096)	(35,815)	(19,678)	366,215
Operating income	134,646	(5,984)	122,077	6,096	35,815	19,678	312,328
Other loss	525	—	—	—	—	—	525
Interest expense, net	18,190	—	—	—	—	—	18,190
Income before income taxes	115,931	(5,984)	122,077	6,096	35,815	19,678	293,613
Income taxes [1]	51,821	(2,238)	47,451	2,280	3,137	7,360	109,811
Income from continuing operations	$64,110	$(3,746)	$74,626	$3,816	$32,678	$12,318	$183,802

Diluted earnings per share from continuing operations	$0.27	$(0.02)	$0.32	$0.02	$0.14	$0.05	$0.78

Diluted weighted average common shares outstanding	235,669	235,669	235,669	235,669	235,669	235,669	235,669

Operating Margins:

Gross Profit	2.57%						3.10%
Operating Expenses	1.95%						1.67%
Operating Income	0.61%						1.43%

1 The income tax rate applicable to warrant expense is lower than our normal income tax rate as a portion of the warrant expense is not tax deductible.  The income tax rate on warrant expense will vary by quarter depending upon the expected quarterly changes in the fair value of the warrants.

2 Includes $18.1 million of deal-related transaction costs, primarily related to professional fees with respect to the Walgreens/Alliance Boots transaction, and $1.6 million of restructuring costs.

AMERISOURCEBERGEN CORPORATION

RECONCILIATION OF CONTINUING OPERATIONS (GAAP) TO ADJUSTED CONTINUING OPERATIONS (NON-GAAP)

(dollars in thousands, except per share data)

(unaudited)

	Three Months Ended September 30, 2013
	GAAP	Gain on Antitrust Litigation Settlements	LIFO Expense	Acquisition Related Intangibles Amortization	Warrant Expense	Employee Severance, Litigation and Other	Adjusted Non-GAAP

Revenue	$24,469,040	$—	$—	$—	$—	$—	$24,469,040
Cost of goods sold	23,901,488	1,135	(153,972)	—	—	—	23,748,651
Gross profit	567,552	(1,135)	153,972	—	—	—	720,389
Operating expenses	453,362	—	—	(6,094)	(50,479)	(2,084)	394,705
Operating income	114,190	(1,135)	153,972	6,094	50,479	2,084	325,684
Other income	(1,207)	—	—	—	—	—	(1,207)
Interest expense, net	18,672	—	—	—	—	—	18,672
Income before income taxes	96,725	(1,135)	153,972	6,094	50,479	2,084	308,219
Income taxes [1]	46,164	(434)	59,414	2,328	9,471	796	117,739
Income from continuing operations	$50,561	$(701)	$94,558	$3,766	$41,008	$1,288	$190,480

Diluted earnings per share from continuing operations	$0.22	$—	$0.40	$0.02	$0.17	$0.01	$0.81

Diluted weighted average common shares outstanding	235,127	235,127	235,127	235,127	235,127	235,127	235,127

Operating Margins:

Gross Profit	2.32%						2.94%
Operating Expenses	1.85%						1.61%
Operating Income	0.47%						1.33%

1 The income tax rate applicable to warrant expense is lower than our normal income tax rate as a portion of the warrant expense is not tax deductible.  The income tax rate on warrant expense will vary by quarter depending upon the expected quarterly changes in the fair value of the warrants.

AMERISOURCEBERGEN CORPORATION

RECONCILIATION OF CONTINUING OPERATIONS (GAAP) TO ADJUSTED CONTINUING OPERATIONS (NON-GAAP)

(dollars in thousands, except per share data)

(unaudited)

	Fiscal Year Ended September 30, 2013
	GAAP	Gain on Antitrust Litigation Settlements	LIFO Expense	Acquisition Related Intangibles Amortization	Warrant Expense	Employee Severance, Litigation and Other	Adjusted Non-GAAP

Revenue	$87,959,167	$—	$—	$—	$—	$—	$87,959,167
Cost of goods sold	85,451,348	22,883	(277,001)	—	—	—	85,197,230
Gross profit	2,507,819	(22,883)	277,001	—	—	—	2,761,937
Operating expenses	1,609,420	—	—	(24,387)	(90,055)	(23,467)	1,471,511
Operating income	898,399	(22,883)	277,001	24,387	90,055	23,467	1,290,426
Other loss	44	—	—	—	—	—	44
Interest expense, net	73,897	—	—	—	—	—	73,897
Income before income taxes	824,458	(22,883)	277,001	24,387	90,055	23,467	1,216,485
Income taxes [1]	331,023	(8,650)	107,227	9,246	13,738	8,800	461,384
Income from continuing operations	$493,435	$(14,233)	$169,774	$15,141	$76,317	$14,667	$755,101

Diluted earnings per share from continuing operations	$2.10	$(0.06)	$0.72	$0.06	$0.32	$0.06	$3.21

Diluted weighted average common shares outstanding	235,345	235,345	235,345	235,345	235,345	235,345	235,345

Operating Margins:

Gross Profit	2.85%						3.14%
Operating Expenses	1.83%						1.67%
Operating Income	1.02%						1.47%

1 The income tax rate applicable to warrant expense is lower than our normal income tax rate as a portion of the warrant expense is not tax deductible.  The income tax rate on warrant expense will vary by quarter depending upon the expected quarterly changes in the fair value of the warrants.

AMERISOURCEBERGEN CORPORATION

RECONCILIATION OF CONTINUING OPERATIONS (GAAP) TO ADJUSTED CONTINUING OPERATIONS (NON-GAAP)

(dollars in thousands, except per share data)

(unaudited)

	Fiscal Year Ended September 30, 2012
	GAAP	Gain on Antitrust Litigation Settlements	LIFO Expense	Acquisition Related Intangibles Amortization	Warrant Expense	Employee Severance, Litigation and Other	Adjusted Non-GAAP

Revenue	$78,080,806	$—	$—	$—	$—	$—	$78,080,806
Cost of goods sold	75,446,120	14,813	(706)	—	—	—	75,460,227
Gross profit	2,634,686	(14,813)	706	—	—	—	2,620,579
Operating expenses	1,331,071	—	—	(18,454)	—	(44,140)	1,268,477
Operating income	1,303,615	(14,813)	706	18,454	—	44,140	1,352,102
Other income	(5,827)	—	—	—	—	—	(5,827)
Interest expense, net	92,569	—	—	—	—	—	92,569
Income before income taxes	1,216,873	(14,813)	706	18,454	—	44,140	1,265,360
Income taxes	455,512	(5,545)	264	6,908	—	16,523	473,662
Income from continuing operations	$761,361	$(9,268)	$442	$11,546	$—	$27,617	$791,698

Diluted earnings per share from continuing operations	$2.96	$(0.04)	$—	$0.04	$—	$0.11	$3.08

Diluted weighted average common shares outstanding	256,903	256,903	256,903	256,903	256,903	256,903	256,903

Operating Margins:

Gross Profit	3.37%						3.36%
Operating Expenses	1.70%						1.62%
Operating Income	1.67%						1.73%

AMERISOURCEBERGEN CORPORATION

RECONCILIATION OF CONTINUING OPERATIONS (GAAP) TO ADJUSTED CONTINUING OPERATIONS (NON-GAAP)

(dollars in thousands, except per share data)

(unaudited)

	Fiscal Year Ended September 30, 2011
	GAAP	Gain on Antitrust Litigation Settlements	LIFO Expense	Acquisition Related Intangibles Amortization	Warrant Expense	Employee Severance, Litigation and Other	Adjusted Non-GAAP

Revenue	$78,695,659	$—	$—	$—	$—	$—	$78,695,659
Cost of goods sold	76,236,682	2,064	(34,708)	—	—	—	76,204,038
Gross profit	2,458,977	(2,064)	34,708	—	—	—	2,491,621
Operating expenses	1,269,457	—	—	(9,894)	—	(23,567)	1,235,996
Operating income	1,189,520	(2,064)	34,708	9,894	—	23,567	1,255,625
Other income	(4,617)	—	—	—	—	—	(4,617)
Interest expense, net	76,148	—	—	—	—	—	76,148
Income before income taxes	1,117,989	(2,064)	34,708	9,894	—	23,567	1,184,094
Income taxes [1]	420,494	(776)	13,054	3,721	—	6,748	443,241
Income from continuing operations	$697,495	$(1,288)	$21,654	$6,173	$—	$16,819	$740,853

Diluted earnings per share from continuing operations	$2.51	$—	$0.08	$0.02	$—	$0.06	$2.67

Diluted weighted average common shares outstanding	277,717	277,717	277,717	277,717	277,717	277,717	277,717

Operating Margins:

Gross Profit	3.12%						3.17%
Operating Expenses	1.61%						1.57%
Operating Income	1.51%						1.60%

[1] The income tax rate applicable to employee severance, litigation and other is lower than our normal income tax rate as a portion of certain qui tam litigation expense is not tax deductible.

AMERISOURCEBERGEN CORPORATION

RECONCILIATION OF CONTINUING OPERATIONS (GAAP) TO ADJUSTED CONTINUING OPERATIONS (NON-GAAP)

(dollars in thousands, except per share data)

(unaudited)

	Fiscal Year Ended September 30, 2010
	GAAP	Gain on Antitrust Litigation Settlements	LIFO Expense	Acquisition Related Intangibles Amortization	Warrant Expense	Employee Severance, Litigation and Other	Adjusted Non-GAAP

Revenue	$76,496,106	$—	$—	$—	$—	$—	$76,496,106
Cost of goods sold	74,217,685	20,666	(30,232)	—	—	—	74,208,119
Gross profit	2,278,421	(20,666)	30,232	—	—	—	2,287,987
Operating expenses	1,191,083	—	—	(9,840)	—	4,482	1,185,725
Operating income	1,087,338	(20,666)	30,232	9,840	—	(4,482)	1,102,262
Other loss	3,372	—	—	—	—	—	3,372
Interest expense, net	71,790	—	—	—	—	—	71,790
Income before income taxes	1,012,176	(20,666)	30,232	9,840	—	(4,482)	1,027,100
Income taxes	385,237	(7,866)	11,506	3,745	—	(1,706)	390,916
Income from continuing operations	$626,939	$(12,800)	$18,726	$6,095	$—	$(2,776)	$636,184

Diluted earnings per share from continuing operations	$2.18	$(0.04)	$0.07	$0.02	$—	$(0.01)	$2.21

Diluted weighted average common shares outstanding	287,246	287,246	287,246	287,246	287,246	287,246	287,246

Operating Margins:

Gross Profit	2.98%						2.99%
Operating Expenses	1.56%						1.55%
Operating Income	1.42%						1.44%

AMERISOURCEBERGEN CORPORATION

RECONCILIATION OF CONTINUING OPERATIONS (GAAP) TO ADJUSTED CONTINUING OPERATIONS (NON-GAAP)

(dollars in thousands, except per share data)

(unaudited)

	Fiscal Year Ended September 30, 2009
	GAAP	Gain on Antitrust Litigation Settlements	LIFO Expense	Acquisition Related Intangibles Amortization	Warrant Expense	Employee Severance, Litigation and Other	Adjusted Non-GAAP

Revenue	$70,457,775	$—	$—	$—	$—	$—	$70,457,775
Cost of goods sold	68,424,752	—	(15,088)	—	—	—	68,409,664
Gross profit	2,033,023	—	15,088	—	—	—	2,048,111
Operating expenses	1,157,307	—	—	(9,662)	—	(5,406)	1,142,239
Operating income	875,716	—	15,088	9,662	—	5,406	905,872
Other loss	1,367	—	—	—	—	—	1,367
Interest expense, net	53,991	—	—	—	—	—	53,991
Income before income taxes	820,358	—	15,088	9,662	—	5,406	850,514
Income taxes	311,228	—	5,724	3,666	—	2,051	322,669
Income from continuing operations	$509,130	$—	$9,364	$5,996	$—	$3,355	$527,845

Diluted earnings per share from continuing operations	$1.68	$—	$0.03	$0.02	$—	$0.01	$1.74

Diluted weighted average common shares outstanding	302,754	302,754	302,754	302,754	302,754	302,754	302,754

Operating Margins:

Gross Profit	2.89%						2.91%
Operating Expenses	1.64%						1.62%
Operating Income	1.24%						1.29%